Designated Filer: Warburg Pincus Private Equity IX, L.P.
Issuer & Ticker Symbol:   NYFIX, Inc. (NYFX)
Date of Event Requiring Statement: March 7, 2008



                                                                    Exhibit 99.3

                            JOINT FILERS' SIGNATURES




     WARBURG PINCUS IX, LLC

     By:  Warburg Pincus Partners, LLC, its Sole Member,
          By:  Warburg Pincus & Co., its Managing Member

     By:   /s/  Scott A. Arenare
           ---------------------------                       Date: 03/11/2008
           Name:   Scott A. Arenare
           Title:  Partner



     WARBURG PINCUS PARTNERS, LLC

     By:  Warburg Pincus & Co., its Managing Member

     By:   /s/  Scott A. Arenare
           ---------------------------                       Date: 03/11/2008
           Name:   Scott A. Arenare
           Title:  Partner



     WARBURG PINCUS LLC

      By:   /s/  Scott A. Arenare
           ---------------------------                       Date: 03/11/2008
           Name:   Scott A. Arenare
           Title:  Managing Director



     WARBURG PINCUS & CO.

      By:   /s/  Scott A. Arenare
           ---------------------------                       Date: 03/11/2008
           Name:   Scott A. Arenare
           Title:  Partner



     By:   /s/  Scott A. Arenare
           ---------------------------                       Date: 03/11/2008
           Name:   Charles R. Kaye
           By:     Scott A. Arenare,
                   Attorney-in-Fact*



     By:   /s/  Scott A. Arenare
           ---------------------------                       Date: 03/11/2008
           Name:   Joseph P. Landy
           By:     Scott A. Arenare,
                   Attorney-in-Fact**


* Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

** Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.